Exhibit 99.1

BCB Bancorp, Inc. Announces Commencement of Common Stock Offering

BAYONNE, N.J., September 7, 2017 (GLOBE NEWSWIRE) — BCB Bancorp, Inc. (the “Company”) (NASDAQ:BCBP), the parent holding company of BCB Community Bank (the “Bank”), announced today that it has commenced an underwritten public offering of approximately $40 million of the Company’s common stock. The Company expects to grant the underwriters a 30-day option to purchase from the Company up to an additional 15% of the shares of the Company’s common stock sold in the offering.

Keefe, Bruyette & Woods, A Stifel Company, and D.A. Davidson & Co. are serving as joint book-running managers for the offering. Oppenheimer & Co. is acting as co-manager for the offering. The shares will be issued pursuant to an effective shelf registration statement on Form S-3 (File No. 333-219617) (including base prospectus) and a preliminary prospectus supplement previously filed with the Securities and Exchange Commission (the “SEC”). The Company intends to use the net proceeds from the offering for general corporate purposes, including maintaining liquidity, supporting core business growth, possible early retirement of debt, future acquisitions, funding working capital needs and maintaining the Company’s capital and liquidity ratios, and the ratios of the Bank, at acceptable levels.

Additional Information Regarding the Offering

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, which is made only by means of a prospectus supplement and related base prospectus, nor will there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Prospective investors, including current stockholders interested in participating in the offering, should read the prospectus in the shelf registration statement, the preliminary prospectus supplement and other documents that the Company has filed with the SEC for more complete information about the Company and the offering. These documents are available at no charge by visiting the SEC’s website at www.sec.gov. The offering will be made only by means of a prospectus, copies of which may be obtained from Keefe, Bruyette & Woods, Inc., Attn: Equity Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019, or by calling toll-free (800) 966-1559; D.A. Davidson & Co., Attn: Equity Capital Markets, 8 Third Street North, Great Falls, MT 59401, or by calling (406) 791-7319; or Oppenheimer & Co., Attn: Syndicate Prospectus Department, 85 Broad Street, 26th Floor, New York, New York 10004, or by calling (212) 667-8563.

About BCB Bancorp, Inc.

The Company is a New Jersey bank holding company headquartered in Bayonne, New Jersey, and is the parent company of the Bank, which commenced operations in 2000. The Bank operates through 22 branches in Bayonne, Carteret, Colonia, Edison, Fairfield, Hoboken, Holmdel, Jersey City, Lodi, Lyndhurst, Monroe Township, Rutherford, South Orange, Union, and Woodbridge, New Jersey and two branches in Staten Island, New York.

Forward-Looking Statements

This press release may contain certain forward-looking statements regarding the Company’s prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements that are not descriptions of historical facts are forward-looking statements. Forward-looking statements often use words such as “anticipate,” “believe,” “contemplate,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “should” “will,” or other words of similar meaning. You can also identify them by the fact that they do not relate strictly to historical or current facts.

Forward-looking statements include statements with respect to the Company’s belief, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions and future performance, including the Company’s growth strategy and expansion plans, including potential acquisitions. Forward-looking statements involve known and unknown risks, uncertainties and other factors, which may be beyond the Company’s control, and which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results and performance to differ from those expressed in any of the Company’s forward-looking statements include, but are not limited to: unfavorable economic conditions in the United States generally and particularly in the Company’s primary market area; the effects of declines in housing markets and real estate values that may adversely impact the collateral underlying the Company’s loans; increase in unemployment levels and slowdowns in economic growth; the Company’s level of non-performing assets and the costs associated with resolving any problem loans including litigation and other costs; the impact of changes in interest rates and the credit quality and strength of underlying collateral and the effect of such changes on the market value of the Company’s loan and investment securities portfolios; the credit risk associated with the Company’s loan portfolio; changes in the quality and composition of the Company’s loan and investment portfolios; changes in the Company’s ability to access cost-effective funding; deposit flows; failure to complete the proposed merger with IA Bancorp, Inc., which is subject to a number of conditions; the imposition of adverse regulatory conditions in connection with regulatory approval of the proposed merger with IA Bancorp, Inc.; disruption to the parties’ businesses as a result of the announcement and pendency of the proposed merger with IA Bancorp, Inc.; the inability to realize expected cost savings or to implement integration plans and other adverse consequences associated with the proposed merger with IA Bancorp, Inc.; legislative and regulatory changes, including increases in Federal Deposit Insurance Corporation, insurance rates; monetary and fiscal policies of the federal government; changes in tax policies, rates and regulations of federal, state and local tax authorities; inflation; demand for the Company’s loan products; demand for financial services; competition; changes in the securities or secondary mortgage markets; changes in management’s business strategies; the Company’s ability to enter new markets successfully; the Company’s ability to successfully integrate acquired businesses; changes in consumer spending; the Company’s ability to retain key employees; the effects of any reputational, credit, interest rate, market, operational, legal, liquidity, regulatory risk; expanded regulatory requirements as a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act, which could adversely affect operating results; and other factors discussed elsewhere in the shelf registration statement, preliminary prospectus supplement, and in other reports the Company filed with the SEC, including under “Risk Factors” in Part I, Item 1A of the Company’s annual Report on Form 10-K and the Company’s other periodic reports that the Company files with the SEC.

All forward-looking statements included in this press release speak only as of the date of this press release. The Company undertakes no obligation to update any forward-looking statement to reflect factual assumptions, circumstances or events that have changed after we have made the forward-looking statement. You should not put undue reliance on any forward-looking statements.

Contact

Thomas Keating, Senior Vice President and Chief Financial Officer – 201.823.0700

Thomas Coughlin, President and Chief Executive Officer – 201.823.0700